UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 3, 2006

PRINCETON ACQUISITIONS, INC.

(Name of small business issuer as specified in its charter)

Colorado	2-99174-D	84-0991764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4105 E. Florida Avenue, Suite 100 Denver, Colorado	80222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 756-8583

             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant's Certifying Accountant.

The Registrant has been advised that Tannenbaum & Company, P.C., is not currently registered with the Public Company Accounting Oversight Board (“PCAOB”) as required by  Section 102 of the Sarbanes-Oxley Act of 2002, and that Tannenbaum & Company, P.C., was not registered with the PCAOB at the time it completed its audits of the Registrant’s financial statements for the fiscal years ended June 30, 2004 and June 30, 2005.  Accordingly, the Registrant has determined that it is necessary to retroactively dismiss Tannenbaum & Company, P.C., as its auditor for the fiscal years ended June 30, 2004 and June 30, 2005, and to advise Tannenbaum & Company, P.C., that it would not be appointed as the Registrant’s auditor for the fiscal year ending June 30, 2006.  The Registrant has subsequently also determined that it is necessary to retroactively dismiss Tannenbaum & Company, P.C., as its auditor for the fiscal years ended June 30, 1986 through and including June 30, 2003.

On or about February 3, 2006, the Registrant advised Tannenbaum & Company, P.C., 4155 E. Jewell Avenue, Denver, CO 80222, that it had been retroactively dismissed as the Registrant’s auditor for the fiscal years ending June 30, 2004 and June 30, 2005, and that it would not be appointed as the Registrant’s auditor for the fiscal year ending June 30, 2006.

On or about April 20, 2006, the Registrant further advised Tannenbaum & Company, P.C., that it had been retroactively dismissed as the Registrant’s auditor for the fiscal years ending June 30, 1986 through and including June 30, 2003.

The reports of Tannenbaum & Company, P.C. for the fiscal years ending June 30, 1986 through  June 30, 2005, did not contain any adverse opinion or disclaimer of opinion and, except for a going-concern qualification, were not qualified or modified as to any uncertainty, audit scope or accounting principle.

During the Registrant’s fiscal years ended ending June 30, 1986 through June 30, 2005,  and up to the date of this Report, there were no disagreements with Tannenbaum & Company, P.C. on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Tannenbaum & Company, P.C., would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Tannenbaum & Company, P.C. has not advised the Registrant that:

1) internal controls necessary to develop reliable financial statements did not exist; or

2) information has come to the attention of Tannenbaum & Company, P.C. which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3) the scope of the audit should be expanded significantly, or information has come to the attention of Tannenbaum & Company, P.C. that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended June 30, 2006.

On or about February 3, 2006, the Registrant engaged Ronald R. Chadwick, P.C., as its principal accountant, as successor to Tannenbaum & Company, P.C., to reaudit the Registrant's financial statements for the fiscal years ended June 30, 2004 and June 30, 2005.  On or about February 3, 2006, the Registrant also engaged Ronald R. Chadwick, P.C., as its principal accountant for the fiscal year ending June 30, 2006.   On or about April 1, 2006, the Registrant also engaged Ronald R. Chadwick, P.C., as its principal accountant, as successor to Tannenbaum & Company, P.C., to reaudit the Registrant’s financial statements for the fiscal years ended June 30, 1986 through and including June 30, 2003.

During the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted with the entity of Ronald R. Chadwick, P.C. regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did the entity of Ronald R. Chadwick, P.C. provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.  Further, during the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted the entity of Ronald R. Chadwick, P.C. on any matter that was the subject of a disagreement or a reportable event.

The decision to change accountants was recommended and approved by the Registrant’s Board of Directors.

Tannenbaum & Co., P.C., has previously provided a response letter regarding the statements contained herein with respect to the fiscal years ending June 30, 2004 and June 30, 2005.  That response letter was filed as exhibit 16.1 to the Registrant’s initial report on Form 8-K dated February 3, 2006 and filed on February 17, 2006.   On April 20, 2006, the Registrant provided a draft copy of this report on Form 8K/A to Tannenbaum & Company, P.C. and requested its comments on the information contained herein with respect to the fiscal years ended June 30, 1986 through June 30, 2003.  The responsive letter with respect to the fiscal years ended June 30, 1986 through June 30, 2003 is herewith filed.

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On or about January 27, 2006, the Registrant’s board of directors determined that previously issued financial statements for the fiscal years ended June 30, 1986 through and including June 30, 2005, and previously issued financial statements for the interim periods ended September 30, 1986 through and including September 30, 2005, December 31, 1986 through and including December 31, 2004 and March 31, 1987 through and including March 31, 2005, should no longer be relied upon.

The conclusion regarding non-reliance is based upon the fact that the Registrant received notification that Tannenbaum & Company, P.C., is not registered with the Public Company Accounting Oversight Board, as required by Section 102 of the Sarbanes-Oxley Act of 2002.

The board of directors discussed the conclusion regarding non-reliance with Tannenbaum & Company, P.C., which has been advised that it has been retroactively dismissed as the Registrant’s auditor for the fiscal years ended June 30, 1986 through and including June 30, 2005. Tannenbaum & Company, P.C., has also been advised that it will not be appointed as the Registrant’s auditor for the fiscal year ended June 30, 2006.

Section 9 - Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(c)

The following exhibits are herewith filed:

16.1

Letter from Tannenbaum & Company, P.C. dated February 17, 2006 regarding change in certifying accountant (herein incorporated by reference from Form 8-K filed with the Securities and Exchange Commission on February 17, 2006.)

16.2

Letter from Tannenbaum & Company, P.C. dated April 20, 2006 regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON ACQUISITIONS, INC.

By: /s/ Fred Mahlke, President, Chief Financial Officer and Director

Date:  April 21, 2006